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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): July 31, 2003

PORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-29343 (Commission File Number)	04-1145480 (IRS Employer Identification No.)

1380 Soldiers Field Road
Brighton, MA 02135
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 779-8300

Not Applicable
(Former name or former address, if changed since last report)

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Items 1 through 4.    Not applicable.

Items 5.    Other Events

      On July 31, 2003, Port Financial Corp. (the "Company") completed the transactions contemplated by an Agreement and Plan of Merger (the "Agreement") dated as of April 17, 2003, by and among Citizens Bank of Massachusetts ("Citizens Bank"), a wholly-owned subsidiary of Citizens Financial Group, Inc. ("Citizens"), Citizens and Port. Under the terms of the Agreement, Citizens acquired the Company, the holding company for CambridgePort Bank, in a cash merger transaction for $54 per share. In addition, the merger of CambridgePort Bank with and into Citizens Bank was completed in accordance with the terms of the Agreement. The press release announcing completion of the transactions contemplated by the Merger Agreement is included herewith as Exhibit 99.1.

Item 6.     Not applicable.

Item 7.    Financial Statements and Exhibits
(a)		No financial statements are required to be filed with this report.

(b)		No pro forma financial information is required to be filed with this report.

(c)		Exhibits:

The following Exhibit is filed as part of this report:

	EXHIBIT NO.	Description

	99.1	Press Release dated July 31, 2003.

Items 8 through 12.    Not applicable.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORT Financial Corp.

Date: July 31, 2003	By: /s/ Jane L. Lundquist
Jane L. Lundquist
President

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated July 31, 2003.

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